United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

November 2, 2007

Date of Report

[Date of Earliest Event Reported]

TC X CALIBUR, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	33-29139	87-047017
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 278-9424

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2007, TC X Calibur, Inc. (the “Registrant”) announced the execution of a Letter of Intent to acquire EV Rental, LLC, a California limited liability company (“EV Rental”), in exchange for 18,450,000 post-dividend shares of common stock of the Company that are “restricted securities” as defined in Rule 144 of the Securities and Exchange Commission.

EV Rental was formed in December, 1998, and is the first company in the U.S. to exclusively rent hybrid electric and low-emissions vehicles to the public. It currently operates at seven airports in the Western and Southwestern U.S.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated November 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR LAKE RECREATION, INC.

Date:	11/02/2007	By:	/s/ Thomas J. Howells
Thomas J. Howells
Secretary and Director

2